Exhibit 10.22
WAIVER AND AMENDMENT LETTER

To:	TTM Hong Kong Limited (the Company) for itself and as agent for each of the other Obligors party to the Agreement (as defined below)

For the attention of:	Director — Mr. Kenton Kay Alder
Director — Mr. Steven William Richards
Director — Mr. Tang Chung Yen, Tom
Director — Mr. Tang Ying Ming, Mai
Director — Mr. Chung Tai Keung
3 August 2010
Dear Sirs,
US$582,500,000 credit agreement dated 16 November 2009 as amended and restated from time to time (the Agreement) between (among others) the Company and The Hongkong and Shanghai Banking Corporation Limited as facility agent
1.	Background

(a)	This letter is supplemental to and amends the Agreement.

(b)
Pursuant to clause 31 (Amendments and waivers) of the Agreement, the Majority Lenders have consented to the waiver of certain covenants and amendments to the Agreement contemplated by this letter. Accordingly, we are authorised to execute this letter on behalf of the Finance Parties.

2.	Interpretation

(a)	Capitalised terms defined in the Agreement have the same meaning when used in this letter unless expressly defined in this letter.

(b)
The provisions of clause 1.2 (Construction) of the Agreement apply to this letter as though they were set out in full in this letter except that references to the Agreement are to be construed as references to this letter.

3.	Waiver of certain covenants

(a)	Under a letter dated 28 June 2010, the Company has requested that the Majority Lenders waive the breaches of the following covenants:
(i)	clause 22.3(a)(i) (Consolidated Tangible Net Worth) of the Agreement in respect of the testing period for Consolidated Tangible Net Worth of the Group to be complied with by the Company;
(ii)	clause 22.3(b) (Consolidated Tangible Net Worth) of the Agreement in respect of Consolidated Tangible Net Worth of the Parent Group to be complied with by the Parent;

(iii)
clause 22.4(a)(i) (Gearing) of the Agreement in respect of the testing period for the ratio of Consolidated Net Borrowings of the Group to Consolidated Tangible Net Worth of the Group to be complied with by the Company;

(iv)
clause 22.4(b) (Gearing) of the Agreement in respect of the ratio of Consolidated Net Borrowings of the Parent Group to Consolidated Tangible Net Worth of the Parent Group to be complied with by the Parent; and

(v)
clause 22.6(a) (Leverage) of the Agreement in respect of the testing period for the ratio of Consolidated Net Borrowings of the Parent Group to EBITDA of the Parent Group to be complied with by the Parent.

(b)
Pursuant to clause 31 (Amendments and waivers) of the Agreement, the Majority Lenders have agreed to waive all the breaches of covenant referred to in paragraph (a) above. Accordingly, we are authorised to confirm that all the breaches of covenant referred to in paragraph (a) above are waived with effect from the date on which the Obligors countersign this letter.

4.	Amendments

(a)	Subject to subparagraph (b) below, the Agreement will be amended from the date of this letter as follows:
(i)	Subclause 22.3 (Consolidated Tangible Net Worth) of the Agreement will be deleted in its entirety and be replaced by the following:
“22.3 Consolidated Tangible Net Worth
(a)	The Company must ensure that Consolidated Tangible Net Worth of the Group is:
(i)	at any time from 9 April 2010 to (and including) 30 December 2010, not less than HK$1,700,000,000;

(ii)	at any time from 31 December 2010 to (and including) 30 December 2011, not less than HK$1,900,000,000; and

(iii)	at any time from 31 December 2011, not less than HK$2,100,000,000.
(b)	The Parent must ensure that Consolidated Tangible Net Worth of the Parent Group is:
(i)	at any time from 9 April 2010 to (and including) 30 December 2010, not less than US$300,000,000;

(ii)	at any time from 31 December 2010 to (and including) 30 December 2011, not less than US$350,000,000; and

(iii)	at any time from 31 December 2011, not less than US$400,000,000.”
(ii)	Subclause 22.4 (Gearing) of the Agreement will be deleted in its entirety and be replaced by the following:
“22.4 Gearing

(a)	The Company must ensure that the ratio of Consolidated Net Borrowings of the Group to Consolidated Tangible Net Worth of the Group:
(i)	at any time from 9 April 2010 to (and including) 30 December 2010, does not exceed 1.4 times;

(ii)	at any time from 31 December 2010 to (and including) 30 December 2011, does not exceed 1.25 times; and

(iii)	at any time from 31 December 2011, does not exceed 1.0 times.
(b)	The Parent must ensure that the ratio of Consolidated Net Borrowings of the Parent Group to Consolidated Tangible Net Worth of the Parent Group:
(i)	at any time from 9 April 2010 to (and including) 30 December 2010, does not exceed 1.5 times;

(ii)	at any time from 31 December 2010 to (and including) 30 December 2011, does not exceed 1.25 times;

(iii)	at any time from 31 December 2011 to (and including) 30 December 2012, does not exceed 1.0 times; and

(iv)	at any time from 31 December 2012, does not exceed 0.8 times.”
(iii)	Subclause 22.6 (Leverage) of the Agreement will be deleted in its entirety and be replaced by the following:
“22.6 Leverage
The Parent must ensure that the ratio of Consolidated Net Borrowings of the Parent Group to EBITDA of the Parent Group:
(a)	at any time from 9 April 2010 to (and including) 30 December 2010, does not exceed 4.0 times; and

(b)	at any time from 31 December 2010, does not exceed 3.0 times.”
(b)	The Agreement will not be amended by this letter unless the Facility Agent notifies the Company and the Lenders that it has received:
(i)	a copy of this letter countersigned by the Obligors; and

(ii)	all of the documents set out in and appearing to comply with paragraph 5 (Conditions precedent) below.
The Facility Agent must give this notification as soon as reasonably practicable.
5.	Conditions precedent
The conditions precedent to be delivered to the Facility Agent by the Company in accordance with paragraph 4(b) (Amendments) above are:

(a)
a copy of the constitutional documents of each Obligor or, if the Facility Agent already has a copy, a certificate of an authorised signatory of the respective Obligor confirming that the copy in the Facility Agent’s possession is still correct, complete and in full force and effect as at a date no earlier than the date of this letter;

(b)	a copy of a resolution of the board of directors of each Obligor approving the terms of, and the transactions contemplated by, this letter;

(c)	a copy of a resolution signed by all the holders of the issued shares in each Obligor (other than the Parent) approving the terms of, and the transactions contemplated by, this letter;

(d)	a specimen of the signature of each person authorised on behalf of each Obligor to sign this letter;

(e)
a certificate of an authorised signatory of each Obligor certifying that each copy document specified in this paragraph 5 is correct, complete and in full force and effect as at a date no earlier than the date of this letter; and

(f)
a copy of any other authorisation or other document, opinion or assurance which the Facility Agent (as advised by legal counsel) has notified each Obligor is necessary or desirable in connection with the entry into and performance of, and the transactions contemplated by, this letter or for the validity and enforceability of this letter.

6.	Consents

(a)	Each Obligor agrees to the amendments of the Agreement as contemplated by this letter.

(b)	With effect from the date of this letter, each Guarantor confirms that any security or guarantee created or given by it under a Finance Document will:
(i)	continue in full force and effect notwithstanding the terms of the Agreement being amended by this letter; and

(ii)	extend to the liabilities and obligations of the Obligors under the Finance Documents (including the Agreement as amended by this letter).
7.	Representations
Each Obligor confirms to each Finance Party that on the date of this letter the Repeating Representations:
(a)	are true; and

(b)	would also be true if references to the Agreement were construed as references to the Agreement as amended by this letter.
Each Repeating Representation is applied to the circumstances existing at the time the Repeating Representation is made.
8.	Miscellaneous

(a)	This letter is a Finance Document.

(b)	From the date of this letter, the Agreement and this letter will be read and construed as one document.

(c)	Except as otherwise provided in this letter, the Finance Documents remain in full force and effect.

(d)
Except to the extent expressly waived in this letter, no waiver of any provision of any Finance Document is given by the terms of this letter and the Finance Parties expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

(e)	This letter may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this letter.

9.	Governing law
This letter is governed by Hong Kong law.
If you agree to the terms of this letter, please sign where indicated below.
Yours faithfully,
/s/ Karen S H Hong
For
THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
as Facility Agent for and on behalf of the other Finance Parties

FORM OF ACKNOWLEDGEMENT
We agree to the terms of this letter.
Borrowers

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
MEADVILLE ENTERPRISES (HK) LIMITED

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
MICA-AVA CHINA LIMITED

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
ORIENTAL PRINTED CIRCUITS LIMITED

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
MTG (PCB) NO. 2 (BVI) LIMITED

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
OPC MANUFACTURING LIMITED

Guarantors

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
TTM HONG KONG LIMITED

/s/ Steven W. Richards
For and on behalf of
TTM TECHNOLOGIES, INC.

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
MEADVILLE ENTERPRISES (HK) LIMITED

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
MICA-AVA CHINA LIMITED

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
ORIENTAL PRINTED CIRCUITS LIMITED

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
MTG (PCB) NO. 2 (BVI) LIMITED

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
OPC MANUFACTURING LIMITED

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung.
For and on behalf of
MTG MANAGEMENT (BVI) LIMITED

/s/ Tang Chung Yen, Tom	/s/ Chung Tai Keung
For and on behalf of
MTG PCB (BVI) LIMITED